


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 13, 2001
                                       ------------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

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
         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):

                                 Not Applicable


                                                                    Page 1 of 51
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
ITEM 5.          OTHER EVENTS

                 The August 2001 monthly Certificateholder's Statements to investors were distributed September 12, 2001.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.  August performance Summary

                 2.  Series 1996-2 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 3.  Series 1996-3 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 4.  Series 1997-1 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 5.  Series 1997-2 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 6.  Series 1998-1 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 7.  Series 1998-4 Class A and Class B Certificateholder's Statements
                       for the month of August 2001.

                 8.  Series 1999-1 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 9.  Series 1999-2 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 10. Series 1999-3 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 11. Series 2000-1 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 12. Series 2000-2 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 13. Series 2000-3 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 14. Series 2000-4 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 15. Series 2000-5 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 16. Series 2001-1 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 17. Series 2001-2 Class A and Class B Certificateholder's Statements
                       for the month of August 2001
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                                                                   Page 2 of 51

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
                 18. Series 2001-3 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 19. Series 2001-4 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 20. Series 2001-5 Class A and Class B Certificateholder's Statements
                       for the month of August 2001

                 21. Trust Excess Spread Analysis



                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                     CAPITAL ONE MASTER TRUST

                                     By:  CAPITAL ONE BANK
                                          Servicer


                                     By:   /s/          David M. Willey
                                          -------------------------------------
                                          David M. Willey
                                          Senior Vice President of Corporate
                                          Financial Management
Date:  September 13, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                             ----------------------






                                    EXHIBITS

                                       TO

                                   FORM 8-K/A








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

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
                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             ---------------

    1             August performance Summary                                 07


    2             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001            9

    3             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           11

    4             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           13

    5             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           15

    6             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           18

    7             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           21

    8             Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           24

    9             Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           26

    10            Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           28

    11            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           30

    12            Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           32

    13            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           34
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                                                                   Page 5 of 51


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
    14            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           36

    15            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           38

    16            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           40

    17            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           42

    18            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           44

    19            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           46

    20            Series 2001-5 Class A and Class B Certificate-
                  holder's Statements for the month of August 2001           48

    21            Trust Excess Spread Analysis                               50



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